                                                                    Exhibit 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Robert D. LeBlanc,  President and Chief Executive  Officer of
Handy & Harman,  a New York  corporation,  and Executive  Vice  President of WHX
Corporation, a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly  Report on Form 10-Q for the quarter  ended  September 30, 2002 of the Company (the "Report") fully complies with the requirements of Section 13(a)
or 15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/ Robert D. LeBlanc
                                             ---------------------
                                             Robert D. LeBlanc
                                             President and Chief Executive
                                             Officer of Handy & Harman and
                                             Executive Vice President of WHX
                                             Corporation
                                             November 12, 2002